Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, December 19, 2022 -- Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on December 12, 2022 (ex-date December 9, 2022).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.014	17.7%	0.195	20.3%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.000(2)	0.3%	0.253	26.4%
Return of Capital (or other Capital Source)	0.066	82.0%	0.512	53.3%
Total Distribution	$0.080	100.0%	$0.960	100.0%
(1)	Fiscal year started December 1, 2021

(2)	Per share amount less than $0.0005

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 30, 2022

Average Annual Total Return on NAV for the 5-year period (3)	2.53%

Annualized Current Distribution Rate (4)	12.77%

Fiscal YTD Cumulative Total Return on NAV (5)	-1.45%

Fiscal YTD Cumulative Distribution Rate (6)	12.77%
(3)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(4)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

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(5)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(6)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed-end fund section of virtus.com.

Cusip: 92835W107

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Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, January 10, 2023 -- Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on December 30, 2022 (ex-date January 5, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2022 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.026	31.9%	$0.026	31.9%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	-	0.0%	-	0.0%
Return of Capital (or other Capital Source)	0.054	68.1%	0.054	68.1%
Total Distribution	$0.080	100.0%	$0.080	100.0%
(1)	Fiscal year started December 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 30, 2022

Average Annual Total Return on NAV for the 5-year period (2)	1.72%

Annualized Current Distribution Rate (3)	13.41%

Fiscal YTD Cumulative Total Return on NAV (4)	-3.64%

Fiscal YTD Cumulative Distribution Rate (5)	1.12%
(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

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(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed-end fund section of virtus.com.

Cusip: 92835W107

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Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, February 24, 2023 -- Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on February 13, 2023 (ex-date February 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$-	0.0%	$0.026	16.0%
Net Realized Foreign Currency Gains	0.000(2)	0.2%	0.000(2)	0.1%
Net Realized Short-Term Capital Gains	0.011	13.2%	0.011	6.6%
Net Realized Long-Term Capital Gains	0.004	4.6%	0.004	2.3%
Return of Capital (or other Capital Source)	0.065	82.0%	0.119	75.0%
Total Distribution	$0.080	100.0%	$0.160	100.0%
(1)	Fiscal year started December 1, 2022

(2)	Per share amount less than 0.0005

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

January 31, 2023

Average Annual Total Return on NAV for the 5-year period (3)	3.56%

Annualized Current Distribution Rate (4)	12.90%

Fiscal YTD Cumulative Total Return on NAV (5)	1.28%

Fiscal YTD Cumulative Distribution Rate (6)	2.15%
(3)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(4)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

(5)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(6)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed-end fund section of virtus.com.

Cusip: 92835W107

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Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, March 23, 2023 -- Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on March 13, 2023 (ex-date March 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.008	9.4%	$0.033	13.8%

Net Realized Foreign Currency Gains	0.000(2)	0.2%	0.000(2)	0.2%

Net Realized Short-Term Capital Gains	0.007	9.1%	0.018	7.4%

Net Realized Long-Term Capital Gains	0.016	19.5%	0.019	8.0%

Return of Capital (or other Capital Source)	0.049	61.8%	0.170	70.6%

Total Distribution	$0.080	100.0%	$0.240	100.0%
(1)	Fiscal year started December 1, 2022

(2)	Per share amount less than 0.0005

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

February 28, 2023

Average Annual Total Return on NAV for the 5-year period (3)	4.41%

Annualized Current Distribution Rate (4)	13.81%

Fiscal YTD Cumulative Total Return on NAV (5)	-4.23%

Fiscal YTD Cumulative Distribution Rate (6)	3.45%
(3)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

Virtus Total Return Fund Inc. - 2

(4)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(5)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(6)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed-end fund section of virtus.com.

Cusip: 92835W107

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Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, April 25, 2023 -- Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on April 13, 2023 (ex-date April 12, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.018	22.3%	$0.051	16.0%

Net Realized Foreign Currency Gains	0.000	0.0%	0.000(2)	0.1%

Net Realized Short-Term Capital Gains	0.005	5.8%	0.021	6.6%

Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%

Return of Capital (or other Capital Source)	0.057	71.9%	0.248	77.3%

Total Distribution	$0.080	100.0%	$0.320	100.0%
(1)	Fiscal year started December 1, 2022

(2)	Per share amount less than 0.0005

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

March 31, 2023

Average Annual Total Return on NAV for the 5-year period (3)	5.05%

Annualized Current Distribution Rate (4)	13.58%

Fiscal YTD Cumulative Total Return on NAV (5)	-1.32%

Fiscal YTD Cumulative Distribution Rate (6)	4.53%
(3)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

Virtus Total Return Fund Inc. - 2

(4)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(5)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(6)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed-end fund section of virtus.com.

Cusip: 92835W107

# # #

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, May 23, 2023 -- Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on May 11, 2023 (ex-date May 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.000(2)	0.0%	$0.051	12.8%

Net Realized Foreign Currency Gains	0.000(2)	0.1%	0.000(2)	0.1%

Net Realized Short-Term Capital Gains	0.011	14.2%	0.033	8.1%

Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%

Return of Capital (or other Capital Source)	0.069	85.7%	0.316	79.0%

Total Distribution	$0.080	100.0%	$0.400	100.0%
(1)	Fiscal year started December 1, 2022

(2)	Per share amount less than 0.0005

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

April 28, 2023

Average Annual Total Return on NAV for the 5-year period (3)	5.29%

Annualized Current Distribution Rate (4)	13.37%

Fiscal YTD Cumulative Total Return on NAV (5)	1.47%

Fiscal YTD Cumulative Distribution Rate (6)	5.57%
(3)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

Virtus Total Return Fund Inc. - 2

(4)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.

(5)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(6)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed-end fund section of virtus.com.

Cusip: 92835W107

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